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                            EXHIBIT 4.03



                                  23
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 Temporary Certificate - Exchangeable for Definitive Certificate
                     When Ready for Delivery

Number MD                          Rio Hotel & Casino, Inc.
         Shares
                               Common Stock-$0.01 Par Value
Incorporated under the
     See reverse for
laws of the State of Nevada
certain definitions

This certifies that
     CUSIP 767147 10 1



is The Owner Of
    Shares of the Common Stock Par Value $0.01 per Share, of
                    Rio Hotel & Casino, Inc.

transferable only on the books of the Corporation by  the  holder
hereof   in  person  or  by  attorney  upon  surrender  of   this
Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

       In   Witness  Whereof  the  Corporation  has  caused  this
Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

     Dated:

                                        Rio  Hotel & Casino, Inc.

                                          Corporate Seal
                                               1988
                                              Nevada
Secretary and Treasurer
President and

Chief Operating Officer

Countersigned and Registered:
American Stock Transfer & Trust Company
(New York, New York)
Transfer Agent and Registrar

By:

             Authorized Signature

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                    RIO HOTEL & CASINO, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common                UNIF GIFT MIN ACT -    . . . . . . . . .Custodian . . . . . . . .
TEN ENT - as tenants by the entireties                                      (Cust)                  (Minor)
JT TEN - as joint tenants with right of                              under Uniform Gifts to Minors
         survivorship and not as tenants in                          Act. . . . . . . . . . . . . . . . . . . .
         common                                                                         (State)
                                              UNIF TRF MIN ACT -     . . . . . Custodian (until age . . . . . )
                                                                     (Cust)
                                                                     . . . . . . . . .  under Uniform Transfers
                                                                         (Minor)
                                                                     to Minors Act  . . . . . . . . . . . . . .
                                                                                             (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

Please insert social security or other
  identifying number of assignee

_________________________________________________________________
        (Please  print  or  typewrite  name  and
        address, including zip code, of assignee)
_________________________________________________________________

_________________________________________________________________

___________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________Attorney
to  transfer  the  said stock on the books of  the  within  named
Corporation with full power of substitution in the premises.

Dated:  ___________________________


                            X
                            X

            NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration  or  enlargement  or
                             any change whatever.

Signature(s) Guaranteed

By:
   The  signature(s) should be guaranteed
   by   an  eligible  eligible  guarantor
   institution    (banks,   stockbrokers,
   savings  and  loan  associations   and
   credit  unions with membership  in  an
   approved      signature      guarantee
   medallion   program),   pursuant    to
   S.E.C. rule 17 Ad-15.

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